Miller Convertible Plus Fund
Summary Prospectus

February 27, 2015, as amended April 10, 2015

Class A Shares: MCPAX
Class C Shares: MCCCX
Class I Shares: MCPIX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 27, 2015, as amended April 10, 2015 are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at wwwTheMillerFamilyOfFunds.com/funddocuments. You can also obtain these documents at no cost by completing a document request form on our website, www.TheMillerFamilyOfFunds.com or by calling 1-877-441-4434 or by sending an email request to ordermiller@geminifund.com, or ask any financial adviser, bank or broker-dealer that offers shares of the Fund.

Investment Objective

The Fund’s primary investment objective is to use leverage to maximize total return comprising current income and capital appreciation. The Fund also seeks to realize a total return that outperforms both the Barclays U.S. Aggregate Bond Index and the S&P 500 Total Return Index over full market cycles.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 31 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None	None	None
Maximum Sales Charge (Load) on Reinvested Dividends and Other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	2.73%	2.73%	2.73%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses(3)	0.50%	0.50%	0.50%
Acquired Fund Fees and Expenses(2) (3)	0.01%	0.01%	0.01%
Leverage Expenses(3)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	3.50%	4.25%	3.25%
Less: Advisory Fee Waiver and Reimbursement(4)	(0.28)%	(0.28)%	(0.28)%
Net Annual Fund Operating Expenses	3.22%	3.97%	2.97%
(1)	The Fund’s Investment Advisory Agreement provides for an advisory fee to accrue at an annualized base rate of 1.95% of the Fund’s average daily “managed assets,” which equal its total assets including assets attributable to borrowings, minus accrued liabilities other than borrowings (“Managed Assets”). The “Management Fee” recorded in the above table shows the advisory fee as a percentage of the Fund’s average daily net assets, not Managed Assets, and assumes the Fund maintains borrowings for investment purposes of approximately 40% of the Fund’s net assets. Because Managed Assets are greater than net assets, the percentage rate recorded in the table is greater than the contractual percentage rate in the Fund’s Investment Advisory Agreement.
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(2)	The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements (or to the financial highlights of the Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.
(3)	These expenses are estimated for the current fiscal year.
(4)	Wellesley has contractually agreed to waive its advisory fee and/or reimburse expenses of the Fund until February 29, 2016 to the extent necessary to limit the Total Annual Fund Operating Expenses (subject to the following exclusions) of each class to a specified percentage of such class’ average daily net assets. Pursuant to an expense limitation agreement, the Total Annual Fund Operating Expenses (subject to the following exclusions) will be limited to the annualized rate of 3.20%, 3.95% and 2.95% of the average daily net assets attributable to Class A, Class C and Class I, respectively (the “Expense Limitation”). The Expense Limitation will exclude (not limit) interest on borrowings, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, and extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation, indemnification). The expense limitation agreement provides that Wellesley may recoup from a class any amount reimbursed if such class’ Total Annual Fund Operating Expenses fall below the Expense Limitation during the 36 month period following such waiver or reimbursement, provided the Fund is able to effect recoupment while remaining in compliance with applicable Expense Limitations.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 year	3 years
Class A	$881	$1,563
Class C	$399	$1,264
Class I	$300	$975

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

The Fund’s advisor (“Wellesley”) seeks to maximize the Fund’s total return comprising current income and capital appreciation by investing in a leveraged portfolio consisting primarily of convertible bonds. Convertible bonds often provide interest income, as well as capital appreciation if the value of converting to the underlying equity increases over time. The Fund may experience periods of high volatility. The Fund may invest in securities without principal protection and employs substantial leverage, primarily in the form of borrowing, to increase the potential gain from attractive securities selection. Such

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borrowing can benefit the Fund if the net rate of return on its investments purchased with the proceeds of the loan exceeds the interest or fees payable thereon. The Fund currently anticipates using indebtedness in an amount up to approximately 33 1/3% of the Fund’s total assets (including borrowing proceeds) to leverage the Fund’s portfolio.

Under normal conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowings for investment purposes) in convertible bonds (the “80% Policy”). The Fund’s 80% investment policy is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders. The Fund defines convertible bonds as including synthetic convertible bonds.

Convertible bonds are generally obligations of a company that can be converted into a predetermined number of shares of common stock of the company issuing the security. Convertible bonds offer both defensive characteristics (i.e., provide income during periods when the market price of the underlying common stock declines) and upside potential (i.e., may provide capital appreciation when the market price of the underlying common stock rises). The Fund is not restricted with respect to the credit quality of its holdings and invests in some convertible bonds that are rated less than investment grade or determined to be of comparable credit quality by Wellesley (commonly called “high yield” or “junk” bonds). Wellesley may pair convertible bonds with put and call options as necessary to seek principal protection in its long positions. Wellesley will also invest in other instruments it believes have the characteristics of convertible bonds such as synthetic convertible bonds which are financial instruments created by combining two or more separate securities or derivatives that, in total, have returns that are similar to a convertible bond. Synthetic convertible bonds may be created by investment banks, brokerage firms or the Fund. They may include structured equity linked products (“SELPs”) and index-linked and equity-linked convertible structured notes, which may include a guarantee feature to guarantee return of the original issue price. There is no limit on the portion of the Fund’s portfolio that will be allocated among convertible bonds, synthetic convertibles and other similar investments. The Fund expects that the average duration of its portfolio of convertible securities will range from two to ten years, but there are no restrictions on the maximum or minimum maturity of any individual security and Wellesley has broad discretion to adjust duration depending on its outlook for factors such as interest rates. The Fund may invest in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933.

Wellesley will purchase a convertible bond when it believes there is a high probability that the principal amount of the fixed-income component of the investment will be repaid upon put or maturity and the conversion component offers potential upside. Wellesley attempts to identify convertible bonds that are trading at attractive valuations relative to Wellesley’s evaluation of the issuer’s creditworthiness. Wellesley’s investment process includes the use of both quantitative and fundamental research on each underlying company to analyze credit quality and the specific terms of each offering. In general, Wellesley sells securities when an issuer’s credit quality deteriorates, the conversion feature of a security is no longer a likely source of capital appreciation, to increase diversification, or when Wellesley believes more attractive investments are available.

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Principal Investment Risks

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Therefore, before you invest in this Fund you should carefully evaluate the risks. The price of Fund shares will increase and decrease according to changes in the value of the Fund’s investments. The other principal risks of investing in the Fund are:

•	Allocation Risk: Since the Fund may invest a significant amount of its assets in a particular industry, market or sector, the value of its shares may be more susceptible to adverse changes within that market or sector than a fund that does not focus its investments.
•	Convertible Bond Risk: Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Convertible bonds that are rated below investment grade are subject to the risks associated with high-yield investments.
•	Debt Securities Risk: The market value of debt securities tends to decline as interest rates increase and tends to increase as interest rates decline. An issuer of a debt security may not be able to make principal and interest payments on the security as they become due. Debt securities may also be subject to prepayment or redemption risk, which tends to increase when the coupon or interest payment is greater than prevailing interest rates.
•	Equities Securities Risk: The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time.
•	High Yield Risk: Lower-quality securities, such as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These securities offer the potential for higher return, but also involve greater risk than securities of higher quality, including an increased possibility that the issuer, obligor or guarantor may not be able to make its payments of interest and principal. Lower credit quality high yield securities are especially sensitive to adverse economic and competitive industry conditions and may have significant default rates and price volatility.
•	Leverage Risk: The use of leverage through activities such as borrowing or purchasing derivatives can magnify the effects of changes in the value of the Fund and make the Fund’s share price more volatile and sensitive to market movements. During periods in which the Fund is using leverage, which will be a majority of the time, the fees received by Wellesley will be higher than if the Fund did not use leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which include assets attributable to leverage. Because leverage increases the fees payable to the adviser, Wellesley has an incentive to increase the Fund’s use of leverage.
•	Synthetic Convertible Bond Risk: The value of a synthetic convertible bond may respond differently to market fluctuations than a convertible bond because a synthetic convertible is composed of two or more separate securities, each with its own market value.
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•	Active Management Risk: Wellesley’s objective judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that Wellesley’s investment strategy will produce the desired results.
•	Limited History of Operations: The Fund is a recently formed mutual fund and has a limited history of operations.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. For a more complete discussion of risk, please see page 24 of the Prospectus.

Performance

The Fund has not had a full calendar year of operations, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return and comparing the Fund’s performance to a broad measure of market performance.

Investment Advisor

Wellesley Investment Advisors, Inc.

Portfolio Managers

Greg Miller, Chief Executive Officer of Wellesley, shares responsibility for the day-to-day management of the Fund as Co-Portfolio Manager with Michael Miller, Vice President of Wellesley. Greg and Michael Miller have been the Fund’s portfolio managers since its inception.

Purchase and Sale of Fund Shares

The minimum initial investment to open an account in Class A and Class C shares is $2,500 for regular accounts and $500 for retirement accounts. The minimum initial investment for Class I shares is $1 million for all account types. The minimum subsequent investment for all classes is $100 for all account types. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Purchases and redemptions may be made by mailing an application or redemption request to Miller Convertible Plus Fund c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, by calling 1-877-441-4434 or by visiting www.TheMillerFamilyOfFunds.com.

Tax Information

Dividends and capital gain distributions from the Fund, whether reinvested in additional Fund shares or received in cash, are taxable as either ordinary income or capital gains for federal income tax purposes unless you are tax-exempt or investing through a tax-deferred account such as an IRA or 401(k) plan.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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